Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Reserve Canada Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the” Report”),  Steve Claussen, President and Principal Accounting Officer, and  Nicole Wood, Chief Financial Officer,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 202, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:                      July 15, 2009                                                                           By:/s/ Steve Claussen
Name:  Steve Claussen
Title:    President (Principal
Executive Officer and Principal
Accounting Officer)

 Date:               July 15, 2009                                                                                 By: /s/ Nicole Wood
Name:  Nicole Wood
Title:    Chief Financial Officer